EXHIBIT 23.2



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


 We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 18, 2002, which appears within the October 31, 2002 Form 10-K of Dial Thru International Corporation.



                                              /s/ KING GRIFFIN & ADAMSON P.C.


 Dallas, TX
 February 20, 2003